                                                                          10.49







                                   AGREEMENT

         AGREEMENT, dated as of November 3, 1997, between HEALTHCARE IMAGING SERVICES, INC., a Delaware corporation ("HIS"), and BILTMORE SECURITIES, INC., a Florida corporation ("Biltmore").

                             W I T N E S S E T H :
                             - - - - - - - - - -

         WHEREAS, HIS and Biltmore are parties to a consulting agreement, dated as of January 30, 1996, as amended by an Agreement dated January 30, 1997 (the "Consulting Agreement;" all capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Consulting Agreement); and

         WHEREAS, HIS and Biltmore wish to extend the term of the Consulting Agreement upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 3 of the Consulting Agreement is hereby amended to extend the Term for an additional one (1) year (the "Extended Term") and, accordingly, the Consulting Agreement shall terminate on January 30, 1999. All references to "Term" in the Consulting Agreement shall be deemed to include the Extended Term.

         2. Except as set forth herein, the Consulting Agreement shall remain in full force and effect.

         3. This Agreement shall bind and inure to the benefit of the parties hereto, and their respective successors and assigns.

         4. The validity, interpretation, construction, performance and enforcement of this Agreement shall be governed by the internal laws of the State of New York, without regard to its conflicts of law rules.

         5. This Agreement may be executed in one or more counterparts, which together shall constitute one agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                               HEALTHCARE IMAGING SERVICES, INC.


                               By:  /s/Elliott H. Vernon
                                    -------------------------------------
                                       Elliott H. Vernon
                                       Chairman, President and Chief Executive
                                       Officer


                               BILTMORE SECURITIES, INC.


                               By:  /s/Elliot Loewenstern
                                    --------------------------------------
                                    Elliot Loewenstern
                                    Chief Executive Officer


                                       2